SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) October 17, 2005




                              ATC HEALTHCARE, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)


           Delaware                       0-11380               11-2650500
-------------------------------        -------------       --------------------
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         file number)       Identification No.)



      1983 Marcus Avenue, Lake Success, New York                 11042
      ------------------------------------------                 -----
       (Address of principal executive offices)                (Zip Code)


                                 (516) 750-1600
                                 --------------
              (Registrant's telephone number, including area code)

Form 8-K, Current Report
ATC Healthcare, Inc.
Commission File No.  0-11380


Item 7.01 Regulation FD Disclosure.
          -------------------------

     The information included in this section is intended to be included under "Item 2.02 Disclosure of Results of Operations and Financial Condition" and is included under this Item 7.01 This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

     On October 17, 2005, ATC Healthcare, Inc., issued a press release announcing its financial results for its second quarter of its fiscal year end 2006, which ended August 31,2005. A copy of the press release relating to such announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.



Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

         (c) Exhibits.
             ---------

          Exhibit Number                    Description
          --------------                    -----------
          Exhibit 99.1                      Press release October 17, 2005.

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 17, 2005                      ATC Healthcare, Inc.

                                          By:   /s/ Andrew Reiben
                                                --------------------------------
                                                Name:  Andrew Reiben
                                                Title: Senior Vice President
                                                       Chief Financial Officer